UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

(Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

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CONSUMER CAPITAL GROUP, INC.
(Exact name of Company as specified in its charter)
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Delaware	000-54998	26-2517432
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

136-82 39th Ave, 4th Floor, Unit B, Flushing, New York 11354
(Address of principal executive offices) (Zip Code)

(718) 395-8150
Company’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No.1 to Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated December 29, 2014, filed by Consumer Capital Group, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") disclosing the completion of the acquisition of Shanghai Zhong Hui Financial Information Services Corp., a company established under the laws of People’s Republic of China (“Zhong Hui”).

Zhonghui is an online consumer finance marketplace in China connecting investors and corporate borrowers. Zhonghui’s online platform automates key aspects of its operations and enables it to efficiently match borrowers with investors and execute loan transactions. Leveraging the extensive experience of its management team, Zhonghui provides an effective solution to address largely underserved investor and corporate borrower demand in China. Borrowers and investors using Zhonghui’s platform come from a variety of channels, including online sources, such as the internet and mobile applications, as well as offline sources, such as referrals from Zhonghui’s on-the-ground sales network. Zhonghui generates revenues primarily from fees charged for services in matching investors with corporate borrowers and for other services Zhonghui provide over the life of a loan. Zhonghui charges borrowers transaction fees for services provided through its platform in facilitating loan transactions, and charge investors service fees for using its automated investing tool or self-directed investing tool.

This amendment is being filed to provide financial statements required by Item 9.01 of Form 8-K.

Section 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets, statements of operations, statements of changes in stockholders' equity, statements of cash flows, and the notes thereto of Shanghai Zhonghui from May 26, 2014 (inception) to fiscal year ended December 31, 2014 and the related independent auditors report of Dominic K.F. Chan & Co. are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro forma Financial Information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable.

(d)       Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements for the Fiscal Years Ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMER CAPITAL GROUP, INC.

Date: April 1, 2016	By:	/s/ Jianmin Gao
Jianmin Gao
President & Chief Executive Officer